SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): July 8, 2003

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)



  Delaware                         1-14770                      43-1813160
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 (State or other            (Commission File Number)          (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation)


             3231 Southeast Sixth Avenue, Topeka, Kansas 66607-2207
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               (Address of principal executive offices) (zip code)

                                 (785) 233-5171
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              (Registrant's telephone number, including area code)



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EXPLANATORY NOTE:

                  This Amendment No. 1 to the Report on Form 8-K of Payless ShoeSource, Inc. is being filed to correct a typographical error contained in the version of the amendment, dated as of July 8, 2003, of the Credit and Guaranty Agreement (the "Credit Facility") dated April 17, 2000, amended as of January 24, 2002, filed as Exhibit 99.2 to such Report.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          PAYLESS SHOESOURCE, INC.


                                          By: /s/ Ullrich E. Porzig
                                              ----------------------------------
                                          Name:  Ullrich E. Porzig
                                          Title: Senior Vice President
                                                 Chief Financial Officer and
                                                 Treasurer

Date:  July 16, 2003

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                                  EXHIBIT INDEX

99.2 Second Amendment, dated as of July 8, 2003, to the Credit and Guaranty Agreement dated as of April 17, 2000, amended as of January 24, 2002, by and among Payless ShoeSource Finance, Inc., Payless ShoeSource, Inc. and certain of its Subsidiaries, as Guarantors, various Lenders, Goldman Sachs Credit Partners L.P. as sole Lead Arranger and sole Syndication Agent, Bank One, N.A. as Administrative Agent, and Wachovia Bank, National Association, as successor in interest to First Union National Bank, as Documentation Agent

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